UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2012

Beam Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

(847) 948-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On July 23, 2012, the Board of Directors (the “Board”) of Beam Inc. (the “Company”) elected Gretchen W. Price, Executive Vice President, Chief Financial and Administrative Officer of Arbonne International, LLC, as a new Director. The Board also appointed Ms. Price to the Audit Committee. Ms. Price will participate in the Company’s compensation program for non-employee directors, which is described on pages 20 and 21 of the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 9, 2012.

In connection with the election of Ms. Price, the Board increased the number of Directors of the Company from seven to eight.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM INC. (Registrant)

By:	/s/ Kenton R. Rose
Name:	Kenton R. Rose
Title:	Senior Vice President, General Counsel & Chief Administrative Officer and Secretary

Date: July 24, 2012